Exhibit 10.11


                                 QUITCLAIM DEED

THIS DEED, made this 21 day of December, 2001 between New Allied Development Corporation a corporation duly organized and existing under and by virtue of the laws of the State of Colorado, grantor, and Western Continental, Inc.
a corporation duly organized and existing under and by virtue of the laws of the State of Idaho, grantee, whose legal address is P.O. Box 14006 Spokane, Washington 99214


         WITNESS, that the grantor, for and in consideration of the sum of
$85,000.                                  Eighty Five Thousand Dollars,
the receipt and sufficiency of which is hereby acknowledged, has remised, released, sold and QUITCLAIMED, and by these presents does remise, release, sell and QUITCLAIM unto the grantee, its successors and assign forever, all the right, title, interest, claim and demand which the grantor has in and to the real property, together with improvements, if any, situate, lying and being in the Black Hawk * County of Gilpin and State of Colorado, described as follows:


        Mining  Claims;
        Prospector MS# 625
        All Nations MS# 18901
        Smith MS #292
        Pontiac MS #638
        Julia MS# 5446
        Susquehanna  MS# 5779
        East Star MS# 839
        Melas MS# 5445
        Slice MS# 5447
        South Bend MS# 7323
        Wain MS# 490
        Elsinor MS#807
        Peru MS# 903

also known by street and number as:
assessor's schedule or parcel number:

         TO HAVE AND TO HOLD the same, together with all and singular the appurtenances and privileges thereunto belonging, or in anywise thereunto appertaining, and all the estate, right, title, interest and claim whatsoever of the grantor, either in law or equity, to the only proper use, benefit and behoof of the grantee, its successors and assigns forever.
         IN WITNESS WHEREOF, the grantor has caused its corporate name to be hereunto subscribed by its President, and its corporate seal to be hereunto affixed, attested by its Secretary, the day and year first above written.



                                          /s/ Erica J. Hull
                                          -----------------------------------
Attest:                                   Erica J. Hull

/s/ Judy Hanna                          By /s/ Judy Hanna
--------------------------------          -----------------------------------
Secretary                                 Secretary


         STATE OF TEXAS    )
                           ) ss.
         County of         )

The foregoing instrument was acknowledged before me this 18th day of February, 2002.

By  /s/ Erica Hull                  as      /s/ Erica Hull           President
and /s/ Judy Hanna                  as      /s/ Judy Hanna           Secretary
and /s/ Erica Hull                  as      /s/ Erica Hull           Corporation